                               SHARE PURCHASE AGREEMENT

          THIS SHARE PURCHASE AGREEMENT ("Agreement"), made and entered into as of the 7th day of July, 1999, by and between THE COBALT GROUP, INC., a Washington corporation ("the Company") and GE Financial Assurance Holdings, Inc., a Delaware corporation ("Purchaser");

          WHEREAS, pursuant to the terms of the underwriting agreement of even date herewith (the "Underwriting Agreement") between and among the Company and BancBoston Robertson Stephens, Bear, Stearns & Co. Inc., SG Cowen and Wit Capital Corporation (the "Underwriters"), the Company has agreed to issue, sell and deliver to the Underwriters, and the Underwriters have agreed to purchase and receive from the Company, in connection with a firm commitment underwritten public offering of the common stock of the Company (the "Common Stock") 4,500,000 shares of Common Stock (plus up to 675,000 shares of Common Stock subject to an over-allotment option granted to the Underwriters with respect to the offering (the "Over-allotment Shares")) (such Shares, including the Over-allotment Shares, are hereinafter referred to as the "Public Offering Shares"); and

          WHEREAS, the Company desires to issue, sell and deliver to Purchaser, and Purchaser desires to purchase and receive directly from the Company concurrently with consummation of the purchase by the Underwriters of the Public Offering Shares (excluding the Over-allotment Shares), $5,000,000 in aggregate amount of Common Stock to be purchased at the Purchase Price (as defined in Article 1 below), upon the terms, provisions and conditions contained herein (such shares purchased by the Purchaser are hereinafter referred to as the "Purchased Shares");

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the Company and Purchaser hereby agree as follows:

                                      ARTICLE 1.

                             SALE AND PURCHASE OF SHARES

          The Company hereby agrees to issue, sell and deliver to Purchaser, and Purchaser hereby agrees to purchase and receive from the Company, at Closing (as defined in Section 6.1 below), the Purchased Shares. The aggregate purchase price for the Purchased Shares shall be $5,000,000. The per share purchase price for the Purchased

Shares shall be the per share price at which the Public Offering Shares are initially offered to the public by the Underwriters, as set forth in the Prospectus included in the Registration Statement described in Section 4.2 below (the "Purchase Price"); provided, however, that if the per share price of the Public Offering Shares as initially offered to the public by the Underwriters is above $16, Purchaser shall have the option, but not the obligation, to purchase the Purchased Shares. If the per share price is above $16, Purchaser shall have the option to terminate this Agreement.

                                      ARTICLE 2.

                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company hereby represents and warrants to Purchaser that:

     2.1 CORPORATE STATUS. The Company has been duly incorporated and is an existing corporation under Washington law, has paid all fees and filed all documents required under Washington law to maintain its corporate existence, has full corporate power and authority to conduct its business as the same is now being conducted and to own its properties as the same are now owned.

     2.2 CAPITAL STOCK; PURCHASED SHARES. The capital stock of the Company is as set forth in the Prospectus. Upon the purchase by Purchaser of the Purchased Shares in accordance with the terms of this Agreement, the Purchased Shares will be validly issued, fully paid and nonassessable.

     2.3 AUTHORITY. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms subject, as to enforceability, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.
The execution and delivery of this Agreement and the Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Company, and the Company has full corporate power and authority to execute and deliver this Agreement and the Underwriting Agreement and to perform its obligations hereunder and thereunder.

     2.4 BROKERS. The Company has not retained or employed any broker, agent or finder or paid or agreed to pay any brokerage fee, finder's fee, commission or other similar payment to any broker, agent, or finder on account of this Agreement or any matters contemplated hereby; except that the Underwriters have been engaged by the Company in connection with the offering of the Public Offering Shares. The Company shall indemnify and hold Purchaser harmless from any and all fees, discounts, commissions and expenses of the Underwriters in connection with the offering of the Public Offering Shares and these Purchased Shares.

     2.5 NO CONFLICT. The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Underwriting Agreement will not contravene any provision of applicable law or the Articles of Incorporation or Bylaws of the Company, or any agreement or other instrument binding upon the Company, and no consent, approval or authorization of any governmental body or agency is required for the performance by the Company of its obligations under this Agreement or the Underwriting Agreement, except such as are specified herein and therein and have been obtained and such as may be required by the 1933 Act and the securities or Blue Sky laws of the various states in connection with the purchase and distribution by the Underwriters of the Public Offering Shares.

     2.6 COMPLIANCE WITH SECURITIES LAWS. The Registration Statement and Prospectus comply in all material respects with the 1933 Act and the rules and regulations of the Commission thereunder and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                                      ARTICLE 3.

                          REPRESENTATIONS AND WARRANTIES OF
                                      PURCHASER

     3.1 CORPORATE STATUS. Purchaser has been duly organized and is validly existing as a corporation in good standing under the laws of Delaware, with full corporate power to conduct its business as the same is now being conducted and to own its properties as the same are now owned.

     3.2 AUTHORITY. This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding obligation of Purchaser enforceable in accordance with its terms subject, as to enforceability, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Purchaser, and Purchaser has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

     3.3 BROKERS. Purchaser has not retained or employed any broker, agent or finder or paid or agreed to pay any brokerage fee, finder's fee, commission or other similar payment to any broker, agent or finder on account of this Agreement or any matters contemplated hereby.

                                      ARTICLE 4.

                                      COVENANTS

     4.1 DISPOSITION OF THE PURCHASED SHARES. Purchaser further agrees that for a period of 180 days from the Closing Date set forth in Section 6.1 below, it will not directly or indirectly offer, sell, contract to sell, grant any option to purchase, pledge, hypothecate or otherwise transfer or dispose of any of the Purchased Shares other than to its affiliates or other intra-organization transferees who also agree to be bound by such lock-up agreement, without the prior written consent of BancBoston Robertson Stephens.

     4.2 REGISTRATION OF COMMON STOCK. The Company covenants and agrees to use its best efforts to register the Public Offering Shares and the Purchased Shares under the Securities Act of 1933, as amended (the "1933 Act"), pursuant to a Registration Statement on Form S-1 (No. 333-79483) filed with the Securities and Exchange Commission (the "Commission") on May 27, 1999, as amended. The Company shall provide Purchaser with a copy of the final prospectus included as a part of the Registration Statement at the time such Registration Statement is declared effective ("Prospectus").

                                      ARTICLE 5.

                                      CONDITIONS

     5.1 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligation of the Company to consummate the transaction contemplated by Article 1 is subject to the satisfaction and fulfillment, prior to or at Closing, of each of the following conditions:

          (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser set forth herein shall be true and correct in all material respects on the Closing Date as though such representation and warranties were made on such date.

          (b) PERFORMANCE OF OBLIGATIONS. Purchaser shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or at Closing.

          (c) PURCHASE AND SALE OF PUBLIC OFFERING SHARES. The Underwriters and the Company shall have executed and delivered the Underwriting Agreement and the Underwriters shall have purchased the Public Offering Shares, pursuant to and in accordance with the terms of the Underwriting Agreement.

          (d) PURCHASE PRICE. The Company shall have received from Purchaser, in payment for the Purchased Shares, $5,000,000 in immediately available funds.

          (e) NO TERMINATION. This Agreement shall not have been terminated in accordance with its terms.

          (f) REGISTRATION OF COMMON STOCK. The Public Offering Shares and the Purchased Shares shall have been registered under the 1933 Act pursuant to a Registration Statement on Form S-1 (No. 333-79483) filed with the Commission on May 27, 1999, as amended. No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission, and there shall have been no material adverse change in the condition of the Company from that set forth in the Registration Statement.

     5.2 CONDITIONS TO OBLIGATIONS OF PURCHASER. The obligation of Purchaser to consummate the transaction contemplated by Article 1 is subject to the satisfaction and fulfillment, prior to or at Closing, of each of the following conditions:

          (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company set forth herein shall be true and correct in all material respects on the Closing Date as though such representations and warranties were made on such date.

          (b) PERFORMANCE OF OBLIGATIONS. The Company shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or at Closing.

          (c) PURCHASE AND SALE OF PUBLIC OFFERING SHARES. The Underwriters and the Company shall have executed and delivered the Underwriting Agreement and the Underwriters shall have purchased the Public Offering Shares, pursuant to and in accordance with the terms of the Underwriting Agreement.

          (d) PURCHASED SHARES. Purchaser shall have received a certificate or certificates representing the Purchased Shares duly and validly issued in the name of Purchaser or its designee.

          (e) NO TERMINATION. This Agreement shall not have been terminated in accordance with its terms.

          (f) REGISTRATION OF COMMON STOCK. The Public Offering Shares and the Purchased Shares shall have been registered under the 1933 Act, pursuant to a Registration Statement on Form S-1 (No. 333-79483) filed with the Commission on May 27, 1999, as amended. No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission, and there shall have been no material adverse change in the condition of the Company from that set forth in the Registration Statement.

                                      ARTICLE 6.

                               THE CLOSING; TERMINATION

     6.1 CLOSING. Unless this Agreement has been terminated in accordance with its terms, the closing of the transaction contemplated by Article 1 (the "Closing") shall take place at the offices of Stoel Rives LLP, Seattle, Washington, on the closing date for the sale of the Public Offering Shares, as provided in the Underwriting Agreement, or at such other place or on such other date as the parties hereto shall mutually agree in writing (the date of the Closing is herein referred to as the "Closing Date").

     6.2 ACTIONS TO BE TAKEN AT CLOSING. At Closing, the Company shall deliver to Purchaser the certificate or certificates representing the Purchased Shares, duly and validly issued in the name of Purchaser or its designee, and Purchaser shall deliver to the Company, in payment for the Purchased Shares, $5,000,000 in immediately available funds. In addition, the parties hereto shall execute and cause to be delivered all other documents and items required to be delivered at Closing or necessary to perform or satisfy any covenant, condition or agreement contained herein which is required to be performed or satisfied at or prior to Closing.

     6.3 TERMINATION. This Agreement may be terminated by the Purchaser in accordance with Article 1 or at any time by mutual agreement of the parties. This Agreement will terminate if the Closing does not occur within 180 days of the date hereof.

                                      ARTICLE 7.

                                    MISCELLANEOUS

     7.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The respective representations, warranties, agreements, covenants and obligations of the parties hereunder shall survive the consummation of the transaction contemplated by Article 1.

     7.2 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written, between the parties with respect to the same. No modification, alteration, amendment or rescission of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by the parties.

     7.3 SEVERABILITY. The invalidity of any portion of this Agreement under the applicable laws of the State of Washington or any other jurisdiction, federal or state, shall not affect the force and effect of the remaining valid portions hereof.

     7.4 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

     7.5 HEADINGS. Articles and section headings used herein have been inserted for convenience only and shall not affect the express provisions of this Agreement or the construction hereof. Whenever reference is made herein to a particular article, section or paragraph, such reference shall refer to the designated article, section or paragraph of this Agreement.

     7.6 NOTICES. Any notice required to be sent hereunder by either party shall in every case mean written notice, which shall be delivered in person or by registered or certified first class mail, return receipt requested, or by prepaid telegram or telex, to the address of the other party hereto as set forth below, and the same shall be effective as of the date such notice is received by the party to whom it is sent:

          If to the Company, to:

          The Cobalt Group, Inc.
          2030 First Avenue
          Suite 300
          Seattle, WA 98121
          Attn: Geoffrey T. Barker

          With a copy to:

          Stoel Rives LLP
          3600 One Union Square
          600 University Street
          Seattle, WA 98101
          Attn: Ronald J. Lone, Esq.

          If to Purchaser, to:

          GE Financial Assurance Holdings, Inc.
          __________________________
          __________________________
          __________________________

          With a copy to:

          A. Peter Parsons
          Davis Wright Tremaine
          1501 Fourth Avenue, #2600
          Seattle, WA 98101-1688

Either party hereto may change the address to which any notice hereunder is to be sent by giving notice of such change of address in accordance with the provisions of this Section 7.6.

     7.7 GOVERNING LAW. This Agreement and the rights and the duties of the parties hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Washington.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GE FINANCIAL ASSURANCE             THE COBALT GROUP, INC.
   HOLDINGS, INC.

By_____________________________         By_________________________________
Name:__________________________         Name: _____________________________
Title: _________________________        Title: ______________________________